UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2004
                                                  ------------------


                                 IONATRON, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                      001-14015               77-0262908
      --------------                  ----------              ----------
     (State or Other                 (Commission            (IRS Employer
Jurisdiction of Incorporation)       File Number)         Identification No.)


     3590 East Columbia Street, Tucson, Arizona             85714
     ------------------------------------------            --------
      (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code   (520) 628-7415
                                                     --------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On September  16, 2004,  Ionatron,  Inc.  (the  "Company")  completed  the acquisition of substantially all of the assets of North Star Research Corporation ("North Star"), a New Mexico corporation engaged in the business of designing and manufacturing a broad range of high voltage equipment for the defense, aerospace, semi-conductor, and medical industries.

      As consideration for North Star's assets, the Company paid $700,000, issued 199,063 shares of the Company's common stock and assumed liabilities for warranty claims against the purchased assets in an amount not to exceed $35,000. The transaction was effected through a newly-formed subsidiary, North Star Research Acquisition Corp., a Delaware corporation, and was funded through cash on hand. Prior to the acquisition, the Company entered into a time and materials purchase order with North Star relating to power supply activities in an amount of $25,000.

         A copy of the press release announcing the acquisition of North Star and related asset purchase agreement are attached as exhibits to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

      It is currently impractical to provide the financial statements required by Rule 3.05(b) of Regulation S-X. These financial statements will be filed as soon as they are available, but not later than 71 days following the due date of this Report.

(B)   PRO FORMA FINANCIAL INFORMATION

      It is currently impractical to provide the pro forma financial information required by Article 11 of Regulation S-X. this pro form financial information will be filed as soon as they are available, but not later than 71 days following the due date of this Report.

(C)   EXHIBITS

      The following exhibits are furnished as a part of this Current Report on Form 8-K:

99.1   ASSET PURCHASE AGREEMENT

99.2   PRESS RELEASE


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IONATRON, INC.
                                      (Registrant)


                                      By: /s/ Thomas Dearmin
                                          --------------------------------------
                                          Thomas Dearmin
                                          Chief Executive Officer, President and
                                          Chief Financial Officer

Date: September 21, 2004


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